Electronically Filed
12/30/2019 1:53 PM
Steven D. Grierson
CLERK OF THE COURT

NOTC

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of ZYROX MINING INTERNATIONAL, INC., a Nevada Corporation, (Petition of Custodian Ventures, LLC)	CASE NO.: A-19-805642-B DEPT NO.: XIII

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 27th day of December, 2019 the attached Order Appointing Custodian was entered in the above-captioned case.

Dated this 30th day of December, 2019.

CHASEY LAW OFFICES

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

CERTIFICATE OF SERVICE

I hereby certify that on the 30th day of December, 2019, I served a true and complete copy of the foregoing ***NOTICE OF ENTRY OF ORDER*** by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

Officers and Directors
Zyrox Mining International, Inc.
c/o Laughlin Associates, Inc.
9120 Double Diamond Parkway
Reno, NV 89521

Officers and Directors
Zyrox Mining International, Inc.
9120 Double Diamond Parkway
Reno, NV 89521

Officers and Directors
Zyrox Mining International, Inc.
1800 NE 114 Street, Suite 609
Miami, FL 33181

Pacific Stock Transfer Co.
6725 Via Austia Parkway, Suite300
Las Vegas, NV 89119

AN EMPLOYEE OF CHASEY LAW OFFICES

Electronically Filed
12/27/2019 3:35 PM
Steven D. Grierson
CLERK OF THE COURT

ORDR
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of ZYROX MINING INTERNATIONAL, INC., a Nevada Corporation, (Petition of Custodian Ventures, LLC),	CASE NO.: A-19-805642-B DEPT NO.: XIII **ORDER APPOINTING CUSTODIAN [NRS 78.347(1)(B)]**

THE COURT, having considered Petitioner, CUSTODIAN VENTURES, LLC's Motion for Appointment of Custodian for ZYROX MINING INTERNATIONAL, INC., proper notice having been given to the officers and directors of ZYROX MINING INTERNATIONAL, INC. pursuant to NRS 78.750(2), no opposition having been received, and good cause appearing,

IT IS ORDERED, ADJUDGED AND DECREED that:

1. Petitioner CUSTODIAN VENTURES, LLC is hereby appointed custodian of ZYROX MINING INTERNATIONAL, INC.

2. CUSTODIAN VENTURES, LLC is hereby authorized to take all reasonable and prudent actions on behalf of ZYROX MINING INTERNATIONAL, INC. including but not limited to appointing interim officers and directors, negotiating and compromising debt, executing contracts and other

Received
DEC 23 2019
By District Court Dept. 13

agreements, authorizing and issuing new shares of stock, and authorizing new classes of stock, and initiating litigation in the name of ZYROX MINING INTERNATIONAL, INC.

3. CUSTODIAN VENTURES, LLC shall revive and/or reinstate ZYROX MINING INTERNATIONAL, INC. with the Nevada Secretary of State.

4. CUSTODIAN VENTURES, LLC shall provide reasonable notice to all shareholders of record of a shareholders meeting to be held after this Order is entered, and that the shareholders who attend such meeting, whether in person or by proxy, shall constitute a quorum sufficient for all purposes of the meeting.

5. The record transfer agent for ZYROX MINING INTERNATIONAL, INC. is hereby authorized and directed to cooperate with CUSTODIAN VENTURES, LLC concerning the shareholder list for ZYROX MINING INTERNATIONAL, INC.

6. CUSTODIAN VENTURES, LLC shall file an amendment to the Articles of Incorporation for ZYROX MINING INTERNATIONAL, INC. with the Nevada Secretary of State containing the following disclosures and statements:

(a) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning CUSTODIAN VENTURES, LLC, or its affiliates or subsidiaries.

(b) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that ZYROX MINING INTERNATIONAL, INC. comply with Chapter 78 of the Nevada Revised Statutes.

(c) A statement that as Custodian, CUSTODIAN VENTURES, LLC, is authorized to continue the business of ZYROX MINING INTERNATIONAL, INC. for the benefit of the corporation and its shareholders.

(d) A statement that CUSTODIAN VENTURES, LLC will reinstate ZYROX MINING INTERNATIONAL, INC.'s charter to do business in the State of Nevada.

(e) Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

7. CUSTODIAN VENTURES, LLC, as custodian of ZYROX MINING INTERNATIONAL, INC., shall submit a report to this Court of the actions taken by the custodian every three month(s) from the date of Notice of Entry of this Order while the custodianship remains active.

IT IS SO ORDERED.

Dated this 23d day of December, 2019.

DISTRICT COURT JUDGE

Respectfully Submitted by:

CHASEY LAW OFFICES

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
(702) 233-0393
Attorney for Petitioner
CUSTODIAN VENTURES, LLC